Exhibit 10.2

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of June 22, 2007 (this “Amendment”) amends the Credit Agreement dated as of December 13, 2005 (the “Credit Agreement”) among ACE Australia Holdings Pty Limited (the “Original Borrower”), ACE Limited (the “Guarantor”), various financial institutions and The Royal Bank of Scotland plc, as Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

Pursuant to the Guarantor’s request, the parties have agreed to amend the Credit Agreement to delete the Restricted Payments covenant set forth in Clause 16.5. Accordingly, the parties hereto agree as follows:

SECTION 1. Amendment to Credit Agreement. Clause 16.5 is amended in its entirety to read as follows:

16.5 [Intentionally Deleted].

SECTION 2. Representations and Warranties. Each Obligor represents and warrants as follows:

2.1 Authorization. The execution, delivery and performance by such Obligor of this Amendment are within its corporate powers, have been duly authorized by all necessary action, and do not: (i) contravene its organizational documents or any contractual restriction, law or governmental regulation or court decree or order that is binding on such Obligor or (iii) require any consent, approval, authorization or other action by, or notice to, or registration or filing with, any governmental authority or other Person.

2.2 Enforceability. This Amendment constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

2.3 Representations and Warranties; No Default. After giving effect to this Amendment: (i) each of the representations and warranties of the Obligors contained in the Credit Agreement (excluding the representation and warranty set forth in Section 14.6) is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date) and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above when the Agent has received counterparts hereof signed by Obligors and the Majority Banks.

SECTION 4. Miscellaneous.

4.1 Effect of Amendment. After the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby. Except as so amended, the Credit Agreement shall remain in full force and effect in accordance with its terms.

4.2 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with English law.

4.3 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

4.4 Construction. Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

4.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery to the Agent of a signed counterpart hereof, or signature page hereto, by facsimile or e-mail (in a .pdf or similar file) shall be effective as delivery of an original manually-signed counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

ACE AUSTRALIA HOLDINGS PTY LIMITED

EXECUTED by ACE AUSTRALIA HOLDINGS PTY LIMITED in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
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Signature of director	)	Signature of director/company secretary*
	)	*delete whichever is not applicable
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Name of director (block letters)		Name of director/company secretary* (block letters)
*delete whichever is not applicable

ACE LIMITED

By:
Title:

(signatures continue on the following page)

Signature Page to First Amendment to
ACE Australia Holdings Pty Limited Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Agent

By:
Title:

(signatures continue on the following page)

Signature Page to First Amendment to
ACE Australia Holdings Pty Limited Credit Agreement

[Type or Print Name of Financial Institution]

By:
Name:
Title:

Signature Page to First Amendment to
ACE Australia Holdings Pty Limited Credit Agreement